EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), the undersigned officers of Korn/Ferry International, a Delaware corporation (the “Company”), hereby certify that, to the best of their knowledge:

(a) the Annual Report on Form 10-K for the year ended April 30, 2016 (the “Report”) of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 28, 2016

By:	/s/ GARY D. BURNISON
	Name:	Gary D. Burnison
	Title:	Chief Executive Officer and President

By:	/s/ ROBERT P. ROZEK
	Name:	Robert P. Rozek
	Title:	Executive Vice President, Chief Financial Officer, and Chief Corporate Officer